                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  CORNERSTONE IMAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
                           CORNERSTONE IMAGING, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 3, 1998
                            ------------------------

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of CORNERSTONE IMAGING, INC. (the "Company"), which will be held at the Company's principal executive offices, 1710 Fortune Drive, San Jose, California, at 9:00 a.m. on June 3, 1998, for the following purposes:

    1. To elect directors to serve for the ensuing year or until their successors are elected;

    2. To approve an amendment to the Company's 1993 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock available for issuance thereunder by 200,000 shares;

    3.  To approve the adoption of the Company's 1998 Employee Stock Purchase
       Plan;

    4. To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the fiscal year ending December 31, 1998; and

    5. To act upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on April 14, 1998, as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

    Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                          /s/ Thomas T. van Overbeek

                                          Thomas T. van Overbeek

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

San Jose, California
April 24, 1998

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                           CORNERSTONE IMAGING, INC.

                            TO BE HELD JUNE 3, 1998
                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CORNERSTONE IMAGING, INC. ("Cornerstone" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders which will be held at 9:00 a.m. on June 3, 1998, at the Company's principal executive offices, 1710 Fortune Drive, San Jose, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about April 24, 1998.

                         VOTING RIGHTS AND SOLICITATION

    The close of business on April 14, 1998, was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, Cornerstone had 7,667,667 shares of common stock, $0.01 par value per share (the "Common Stock"), issued and outstanding, exclusive of treasury stock. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

    Shares of the Company's Common Stock represented by proxies in the accompanying form that are properly executed and returned to Cornerstone will be voted at the Annual Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the directors as described herein under "Proposal 1--Election of Directors," FOR approval of the amendment to the Cornerstone 1993 Stock Option/Stock Issuance Plan as described herein under "Proposal 2--Approval of Amendment to the 1993 Stock Option/Stock Issuance Plan," FOR approval of the Cornerstone 1998 Employee Stock Purchase Plan as described herein under "Proposal 3--Approval of the 1998 Employee Stock Purchase Plan," and FOR ratification of the selection of accountants as described herein under "Proposal 4-- Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted.

    The entire cost of soliciting proxies will be borne by Cornerstone. Proxies will be solicited principally through the use of the mails but, if deemed desirable, may be solicited personally or by telephone, facsimile or special letter by officers and regular Cornerstone employees for no additional compensation. The Company has engaged The First National Bank of Boston ("Bank of Boston") to provide routine advice and services for proxy distribution and collection. Bank of Boston will receive approximately $5,000 from the Company per annum for such advice and services. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

VOTES REQUIRED

    PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The seven nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

    PROPOSAL 2. Approval of the adoption of the amendment to the Company's 1993 Stock Option/Stock Issuance Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will be treated as not entitled to vote on this matter and thus will have no effect on the outcome of the vote.

    PROPOSAL 3. Approval of the adoption of the Company's 1998 Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will be treated as not entitled to vote on this matter and thus will have no effect on the outcome of the vote.

    PROPOSAL 4. Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1998, requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be considered at the 1999 Annual Meeting of Stockholders must be received by Cornerstone no later than December 21, 1998. The proposal must be mailed to the Company's principal executive offices, 1710 Fortune Drive, San Jose, California 95131, Attention: Corporate Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

    The nominees for the Board of Directors (the "Board") are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

NOMINEES TO BOARD OF DIRECTORS

                               DIRECTOR
            NAME                 SINCE         AGE
----------------------------  -----------      ---
James Crawford, III                 1991           52
E. David Crockett                   1989           61
John Finegan                        1997           48
Stephen J. Sheafor                  1986           48
Bruce Silver                        1995           49
Daniel D. Tompkins                  1992           57
Thomas T. van Overbeek              1988           48

    Mr. Crawford has been a director since February, 1991. He is a general partner of Frontenac Company, a venture capital fund that he joined in September, 1992. From February, 1984, to August, 1992, Mr. Crawford was a general partner of William Blair Venture Management Co. ("Blair Management Co."), the general partner of William Blair Venture Partners III, a venture capital fund. He was also a general partner of William Blair & Company, an investment bank and brokerage affiliated with Blair Management Co., from January, 1987, to August, 1992.

    Dr. Crockett has been a director since March, 1989, and has been Chairman of the Board since April, 1992. Since September, 1994, Dr. Crockett has been a general partner of Aspen Ventures West Management Company, L.P., the general partner of Aspen Ventures West II, L.P., a venture capital fund. Dr. Crockett has also been a general partner of Aspen Venture Partners, L.P. ("Aspen"), a venture capital fund, since April, 1991. From December, 1987, to April, 1991, he was a vice president of 3i Ventures, a venture capital fund and the predecessor of Aspen. Dr. Crockett is a director of Herman Miller, Inc. and Metatec Corp.

    Mr. Finegan joined the Company in July 1989 and was elected Chief Financial Officer in July 1990 and was elected to the Board in June 1997. Mr. Finegan was elected Secretary in June 1993. From September 1988 until joining Cornerstone, Mr. Finegan was a self-employed financial consultant. From March 1984 to September 1988, he was Vice President of Finance at Faraday Electronics-Western Digital. Western Digital manufactures peripheral products for personal computers. Mr. Finegan holds a B.S. in Engineering from Tufts University and a M.B.A. from the University of Massachusetts.

    Dr. Sheafor co-founded the Company in January, 1986, and served as Secretary from 1986 until June, 1993. From July, 1990, to October, 1995, he served as Vice President of Engineering. He is currently a director of the Company and has served on the Board since 1986, other than a short absence during 1989. Dr. Sheafor received his B.A. and M.S.E.E. degrees from Rice University. He received a Ph.D. in electrical engineering from the University of Illinois and a M.B.A. from the University of Santa Clara.

    Mr. Silver has been a director since July, 1995. Since October, 1994, Mr. Silver has been a principal of Bruce Silver Associates, a document imaging consulting firm that he founded in 1994. Prior to founding Bruce Silver Associates, Mr. Silver was a vice president of BIS Strategic Decisions from May, 1990, until October, 1994.

    Mr. Tompkins has been a director since June, 1992. Since June, 1994, Mr. Tompkins has been the managing general partner of DT Associates, a partnership which is the managing general partner of Novus Ventures, a venture capital partnership licensed as an S.B.I.P. by the Small Business Administration. From March, 1988, until October, 1993, he was the managing general partner of DSC Associates, which was the general partner of DSC Ventures, a venture capital firm. Mr. Tompkins is a director of two private companies.

    Mr. van Overbeek joined Cornerstone as President and was elected to the Board of Directors in 1988. He was elected Chief Executive Officer in July, 1990. Prior to joining Cornerstone, Mr. van Overbeek held various positions from March, 1984, to May, 1988, at Western Digital Corporation-Paradise Systems, most recently as President of Paradise Systems. Paradise Systems is a manufacturer of video products for personal computers.

    Mr. van Overbeek, President, Chief Executive Officer and Director of the Company, is married to Ms. Kimra Hawley, Senior Vice President and General Manager of the Software Division. There are no other family relationships among executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended December 31, 1997, the Board of Directors of the Company held a total of five (5) meetings. During this period, all directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which they were members.

    The Company has an Audit Committee and a Compensation Committee of the Board of Directors. There is no nominating committee or committee performing the functions of such committee.

    The Audit Committee meets with the Company's financial management and its independent accountants at various times during each year and reviews internal control conditions, audit plans and results, and financial reporting procedures. This Committee, consisting of Dr. Crawford and Mr. Tompkins, held one meeting during fiscal 1997.

    The Compensation Committee reviews and approves the Company's compensation arrangements for management. This Committee, consisting of Dr. Crockett and Mr. Tompkins, held two meetings during fiscal 1997.

DIRECTOR REMUNERATION

    Non-employee members of the Board are each paid a fee of $3,000 per calendar quarter and are reimbursed for all out-of-pocket costs incurred in connection with their attendance at Board and committee meetings.

    Under the automatic option grant program in effect under the Company's 1993 Stock Option/Stock Issuance Plan, an individual who first becomes a non-employee member of the Board will receive an automatic option grant for 10,000 shares of the Company's Common Stock upon commencement of Board service, and each individual with six or more months of Board service will receive an automatic option grant for an additional 2,500 shares at each Annual Stockholders Meeting at which he or she continues to serve as a non-employee Board member. See Proposal 2.

    No other compensation is paid to the non-employee members of the Board with respect to their service on the Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the election of each of the above nominees.

                                  PROPOSAL 2:
       APPROVAL OF AMENDMENT TO THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN

    The stockholders are being asked to vote on a proposal to amend the 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"). The 1993 Plan was amended by the Board of Directors (the "Board") on March 25, 1998, to increase the number of shares of Common Stock authorized for issuance thereunder by 200,000 shares to 2,674,852 shares. The 1993 Plan was adopted by the Board on August 11, 1993, to be effective on September 8, 1993 (the date of the Company's initial public offering, the "Effective Date") to provide a means whereby employees, officers, directors, consultants, and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Board believes the amendment is necessary in order to provide the Company with a sufficient reserve of Common Stock for future option grants needed to attract, employ, and retain employees, directors, and consultants of outstanding ability.

    The principal terms and provisions of the 1993 Plan, as modified by the recent amendment, are summarized below. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's principal executive offices in San Jose.

STRUCTURE

    The 1993 Plan includes three separate equity incentive programs: (i) a Discretionary Option Grant Program, under which eligible individuals may be granted options to purchase shares of Common Stock at an exercise price not less than 85% of their fair market value on the grant date, (ii) an Automatic Option Grant Program, under which option grants will automatically be made to eligible non-employee members of the Board to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date, and (iii) a Stock Issuance Program, under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares or as a bonus tied to the performance of services or the Company's attainment of financial objectives, at a price not less than 85% of their fair market value on the stock issuance date.

    Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code (the "Code") or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

SECURITIES SUBJECT TO THE 1993 PLAN

    2,474,852 shares of Common Stock have been reserved for issuance over the ten-year term of the 1993 Plan. If Proposal 2 is approved, that number will increase by 200,000 shares to 2,674,852 shares. The 1993 Plan has been amended on several prior occasions, including an amendment to increase the share reserve by 400,000 shares, approved in 1997.

    Shares of Common Stock will be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. Should an option (including outstanding options incorporated into the 1993 Plan from the predecessor plans) expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions of the 1993 Plan), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1993 Plan. Shares subject to any option surrendered or canceled in accordance with the stock appreciation right provisions of the 1993 Plan and all stock issuances under the 1993 Plan, whether or not the shares are subsequently reacquired by the Company pursuant to its repurchase rights under the 1993 Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance.

    No individual participating in the 1993 Plan may be granted stock options and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate over the term of the 1993 Plan, exclusive of option grants or stock awards made prior to January 1, 1996.

PLAN ADMINISTRATION

    The 1993 Plan (other than the Automatic Option Grant Program) is administered by a committee (the "Committee") comprised of two or more non-employee Board members appointed by the Board. The Committee has discretion (subject to the provisions of the 1993 Plan) to authorize stock option grants and direct stock issuances. The 1993 Plan may be administered with respect to participants who are not directors by a secondary committee comprised of one or more Board members or by the full Board. All grants under the Automatic Option Grant Program will be made in compliance with the provisions of the program, and no administrative discretion will be exercised with respect to the automatic grants.

    The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 1993
Plan) to determine the eligible individuals who are to receive grants under the 1993 Plan and stock awards under the Stock Issuance Program, the number of shares to be covered by each granted option and stock award, the date or dates on which each option is to become exercisable, the maximum term for which each option is to remain outstanding, whether a granted option will be an incentive stock option ("Incentive Stock Option") which satisfies the requirements of section 422 of the Code or a non-statutory option not intended to meet such requirements, and the remaining provisions of the option grant or stock issuance.

ELIGIBILITY

    Officers and other employees, non-employee members of the Board who do not serve on the Committee, and independent consultants and advisors to the Company (or any parent or subsidiary corporation) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. All non-employee members of the Board participate in the Automatic Option Grant Program.

    As of March 31, 1998, it was estimated that four executive officers and approximately 200 other employees were eligible to participate in the 1993 Plan and five non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

    The fair market value per share of Common Stock on any relevant date under the 1993 Plan will be the closing price per share on that date on The Nasdaq National Market ("Nasdaq"). If there is no reported closing price for such date, then the closing price for the last previous date for which such quotation exists will be determinative of fair market value. The fair market value of Common Stock on March 31, 1998, as reported on Nasdaq, was $5.75 per share.

                       DISCRETIONARY OPTION GRANT PROGRAM

PRICE AND EXERCISABILITY

    Under the Discretionary Option Grant Program, the exercise price per share of Common Stock subject to an Incentive Stock Option may not be less than 100% of the fair market value per share on the grant date. The exercise price per share of the Common Stock subject to a non-statutory option may not be less than 85% of the fair market value of that security on the grant date, except that grants intended to be exempt from the $1 million limitation on compensation deductions will be made at 100% of fair market value. No option will have a maximum term in excess of ten years measured from the grant date. The Committee has discretion to grant options (i) that are immediately exercisable for vested or unvested shares or (ii) that become exercisable in installments for vested shares over the optionee's period of service.

    The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee, or (b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion.

    The Committee will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the predecessor plans) and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

TERMINATION OF SERVICE

    Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Committee (not to exceed 36 months) at the time of the option grant. During that period, the option will generally be exercisable only for the number of shares in which the optionee is vested at the time of cessation of service. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. The Committee may extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part at any time while the options remain outstanding.

    Any unvested shares of Common Stock will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Committee will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

    The optionee does not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

INCENTIVE STOCK OPTIONS

    Incentive Stock Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the 1993 Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Stock Options cannot exceed $100,000.

TANDEM STOCK APPRECIATION RIGHTS

    The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such vested shares. Such appreciation distribution may, in the discretion of the Committee, be made in cash or in shares of Common Stock.

LIMITED STOCK APPRECIATION RIGHTS

    Officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in connection with their option grants, at the discretion of the Committee. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per vested share of Common Stock subject to the surrendered option equal to the excess of (i) the price per share of Common Stock paid in such hostile tender offer over (ii) the option exercise price.

                         AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on November 5, 1993, was automatically granted a non-statutory option to purchase 10,000 shares of Common Stock. In addition, each individual who first becomes a non-employee Board member after November 5, 1993, whether through election by the Company's stockholders or appointment by the Board, will automatically be granted at the time of such election or appointment a non-statutory option to purchase 10,000 shares of Common Stock. On the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Meeting, each individual who is then serving as a non-employee Board member, whether or not standing for re-election at that meeting, will automatically be granted a non-statutory option to purchase 2,500 shares of Common Stock, provided such individual has served as a Board member for at least six months. No non-employee Board member who has previously been in the employ of the Company or any parent or subsidiary corporation will be eligible to receive an automatic option grant.

    The exercise price per share of the Common Stock subject to an automatic option grant will equal the fair market value per share of Common Stock on the automatic grant date. Each option will have a term of ten years measured from the grant date. Each 10,000-share option will become exercisable for the option shares in a series of four equal annual installments over the first four years of the optionee's period of Board service. Each 2,500-share option will become exercisable for the option shares on the fourth anniversary of the automatic grant date provided the optionee remains in Board service. The option will remain exercisable for a three-month period following the optionee's cessation of Board service for any reason other than death and for a twelve-month period following death. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of the optionee's cessation of Board service. However, should the optionee die while serving as a Board member and holding one or more automatic option grants that had been outstanding for at least one year, then each such option will become fully vested and remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance.

    Each automatic option grant will become exercisable in full upon the occurrence of certain changes in control or ownership of the Company, as explained in more detail below in the subsection entitled "Option/Vesting Acceleration." Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant that has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(i) the price per share of Common Stock paid in such tender offer over (ii) the exercise price payable for such share.

                             STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of the fair market value, payable in cash or through a promissory note payable to the Company, or as a bonus for past services. Shares issued under the Stock Issuance Program may either be vested upon issuance or subject to a vesting schedule tied to the participant's period of service or the attainment of designated performance goals. Unvested shares will be subject to certain transfer restrictions and to repurchase or cancellation by the Company upon either the participant's cessation of service prior to vesting in those shares or the non-attainment of the applicable performance goals. The Committee has discretion to accelerate the vesting of any issued shares in whole or in part at any time. Individuals holding shares under the Stock Issuance Program will have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

                               GENERAL PROVISIONS

OPTION/VESTING ACCELERATION

    Outstanding options under the 1993 Plan will become immediately exercisable in full, and unvested shares issued under the 1993 Plan will become fully vested, in the event of certain changes in the ownership or control of the Company. The transactions that will trigger such option/vesting acceleration are as follows:

    CORPORATE TRANSACTION: any one of the following stockholder-approved transactions:

    - a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

    - the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

    - any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to the merger.

    CHANGE IN CONTROL: a change in ownership or control of the Company effected through either of the following transactions:

    - any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, which the Board does not recommend such stockholders to accept; or

    - a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either
      (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    Immediately following the consummation of a Corporate Transaction, all outstanding options under the 1993 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. Options under the 1993 Plan that are accelerated in connection with a Change in Control will remain so exercisable until the expiration or sooner termination of the option term.

    Certain outstanding stock options under the predecessor plans that were incorporated into the 1993 Plan do not contain any automatic acceleration provisions that would allow the option to become immediately exercisable upon a Corporate Transaction or change in control of the Company, and certain other such incorporated options will accelerate on an acquisition subject to certain limitations. The Committee has discretion to extend the automatic acceleration provisions of the 1993 Plan to any or all stock options incorporated from the predecessor plans.

    The acceleration of options or vesting of shares in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

    In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and direct share issuances in the aggregate over the term of the 1993 Plan, (iii) the number and/or class of securities and price per share in effect under each outstanding option, including options from the predecessor plans incorporated into the 1993 Plan, and (iv) the number and/or class of securities for which automatic option grants will subsequently be made under the Automatic Option Grant Program per non-employee Board member.

SPECIAL TAX ELECTION

    The Committee may provide one or more holders of non-statutory options or unvested shares under the Discretionary Option Grant or Stock Issuance Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the Federal, state and local income and employment tax liability incurred by such individuals in connection with the exercise of those options or the vesting of the shares. Alternatively, the Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

    The Board may amend or modify the 1993 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees or holders of unvested shares without their consent. In addition, the Board may not, without the approval of the Company's stockholders,
(i) materially increase the maximum number of shares issuable under the 1993 Plan (except in connection with certain changes in the Company's capital structure), (ii) materially modify the eligibility requirements for option grants or share issuances or (iii) otherwise materially increase the benefits accruing to participants under the 1993 Plan.

    Unless sooner terminated by the Board, the 1993 Plan will in all events terminate on August 10, 2003. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

    As of March 31, 1998, options covering 1,699,320 shares were outstanding under the 1993 Plan, 466,696 shares remained available for future grants assuming approval of Proposal 2, and 526,373 shares have been issued under the 1993 Plan. The expiration dates for all such options range from April 4, 1998 to March 31, 2008.

NEW PLAN BENEFITS

    Because the 1993 Plan is discretionary, benefits to be received by individual optionees are not determinable. However, each of Messrs. Crawford, Silver and Tompkins and Dr. Crockett and Dr. Sheafor will receive an option grant to purchase 2,500 shares under the Automatic Option Grant Program on the date of the Annual Meeting with an exercise price per share equal to the closing price per share of Common Stock on the date of the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 1993 PLAN

    Options granted under the 1993 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to income for purposes of the alternative minimum tax. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two
(2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term or medium-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the impact of ordinary income recognized by the optionee. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee (if an employee or former employee) will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

        (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

        (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

    STOCK ISSUANCES. The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote on Proposal 2 at the 1998 Annual Meeting is required for approval of the amendment to the 1993 Plan. SHOULD SUCH STOCKHOLDER APPROVAL NOT BE OBTAINED, THEN THE AMENDMENT TO THE 1993 PLAN WILL NOT BECOME EFFECTIVE, AND ALL OUTSTANDING OPTIONS GRANTED ON THE BASIS OF THE 200,000 SHARE INCREASE WILL TERMINATE WITHOUT EVER BECOMING EXERCISABLE FOR ANY OF THE OPTION SHARES.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the 1993 Plan.

                                  PROPOSAL 3:
               APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

    The stockholders are being asked to vote on a proposal to approve the 1998 Employee Stock Purchase Plan (the "ESPP"). The Board of Directors adopted the ESPP in March of 1998 to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions. The principal provisions of the ESPP are summarized below. The summary, however, does not purport to be a complete description of the ESPP. Any stockholder who would like to obtain a copy of the plan text may request one in writing from the Corporate Secretary at the Company's principal offices in San Jose.

SUMMARY OF ESPP

    The ESPP becomes effective on July 1, 1998, and replaces an employee stock purchase plan that the Company maintained since 1993. Under the ESPP, 50,000 shares of Common Stock are available for issuance during each semi-annual accumulation period. Shares that are not used during a semi-annual accumulation period may not be carried forward to any subsequent accumulation period. The aggregate of 100,000 shares are available for issuance during the life of the Plan. All full-time regular employees who have completed at least 30 days of service (approximately 200 individuals) will be eligible to participate in the ESPP.

    Eligible employees may contribute up to 10% of their base salaries to the ESPP. Amounts withheld are applied at the end of every six-month accumulation period to purchase shares of Common Stock, but not more than 1,000 shares per accumulation period. The value of the Common Stock (determined as of the beginning of the offering period) that may be purchased by any participant in a calendar year is limited to $25,000. The closing price of Common Stock was $5.75 per share on March 31, 1998. Participants may withdraw their contributions at any time before stock is purchased.

    The purchase price is equal to 85% of the lower of (a) the market price of Common Stock immediately before the beginning of the applicable offering period or (b) the market price of Common Stock at the time of the purchase. In general, each offering period is 24 months long, but a new offering period begins every six months. Thus up to four overlapping offering periods may be in effect at the same time. An offering period continues to apply to a participant for the full 24 months, unless the market price of Common Stock is lower when a subsequent offering period begins. In that event, the subsequent offering period automatically becomes the applicable period for purposes of determining the purchase price.

    The Board of Directors may amend any provision of the ESPP. Amendments do not require stockholder approval, unless the aggregate number of shares of Common Stock available for purchase under the ESPP is increased. The ESPP may be terminated at any time by the Board of Directors.

NEW PLAN BENEFITS

    Since purchase rights are subject to discretion, including an employee's decision not to participate in the ESPP, awards under the ESPP for the current fiscal year are not determinable. No purchase rights have been granted to date under the ESPP.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general description of certain federal income tax consequences of the ESPP. This description does not purport to be complete.

    The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. No income is recognized by a participant at the time a right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

    A participant must recognize taxable income upon a disposition of shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied (a "qualifying disposition"). To satisfy the holding-period requirements of section 423, shares acquired under the ESPP cannot be disposed of within two years after the first day of the offering period during which the shares were purchased nor within one year after the shares were purchased. The U.S. income tax consequences of a qualifying disposition are as follows:

    The participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the purchase price or (b) 15% of the fair market value of the shares on the first day of the applicable offering period. The Company will not be entitled to any deduction under these circumstances. The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a medium-term or long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a capital loss.

    A participant who disposes of shares acquired under the ESPP without meeting the holding-period requirements makes a disqualifying disposition of such shares. The U.S. income tax consequences of a disqualifying disposition are as follows:

    The entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will be entitled to a deduction for the same amount, subject to certain conditions. The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term, medium-term or short-term, depending on the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the approval of the ESPP.

                                  PROPOSAL 4:
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of Coopers & Lybrand L.L.P. served as independent public accountants for the Company for the fiscal year ended December 31, 1997. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented to the meeting to ratify the selection of Coopers & Lybrand L.L.P. by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 1998, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of Coopers & Lybrand L.L.P., the Board of Directors would reconsider such selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representative desires to do so.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. to serve as the Company's independent auditors for the fiscal year ending December 31, 1998.

                            OWNERSHIP OF SECURITIES

MANAGEMENT AND DIRECTORS

    The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1998, by each director, each executive officer named in the Summary Compensation Table in the "Executive Compensation" section below, and all directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                                                       APPROXIMATE
                                                                                           SHARES        PERCENT
                                                                                         BENEFICIALLY BENEFICIALLY
NAME                                                                                        OWNED       OWNED(1)
---------------------------------------------------------------------------------------  -----------  -------------
James Crawford III (2).................................................................      15,290         *
E. David Crockett (3)..................................................................      29,802         *
Stephen J. Sheafor (4).................................................................     184,952          2.40%
Bruce Silver (5).......................................................................       7,100         *
Daniel D. Tompkins (6).................................................................      68,800         *
Thomas T. van Overbeek (7).............................................................     366,034          3.61
John Finegan (8).......................................................................      83,544          1.08
Johannes P. Schmidt (9)................................................................     158,341          2.05
Kimra Hawley (10)......................................................................     366,034         *
George Yule (11).......................................................................      45,230         *
All current directors and executive officers
  as a group (10 persons)(12)..........................................................     951,093         12.31

------------------------

*   Less than one percent of the outstanding Common Stock.

(1) Percentage of beneficial ownership is calculated assuming 7,666,667 shares of Common Stock were outstanding on March 31, 1998. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership within sixty days of March 31, 1997, including but not limited to the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(i) under the Securities Exchange Act of 1934.

(2) Includes 10,000 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(3) Includes 10,000 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998. Dr. Crockett, a director of the Company, is a general partner of Aspen Venture Partners, which is the general partner of Aspen Venture Partners, L.P. Dr. Crockett disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares arising from his interest in Aspen Venture Partners, L.P.

(4) Includes 32,500 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998, and 1,665 shares registered in the name of Cindy J. Lindsay, Mr. Sheafor's wife. Also includes 12,000 shares held by Mr. Sheafor as custodian for the registered owners, and for which Mr. Sheafor disclaims beneficial ownership.

(5) Includes 5,000 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(6) Includes 10,000 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(7) Includes 90,625 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998. Also includes 85,660 shares held by Ms. Hawley, Mr. van Overbeek's wife.

(8) Includes 46,561 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(9) Includes 72,499 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(10) Includes 63,105 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998. Also includes 280,374 shares held by Mr. van Overbeek, Ms. Hawley's husband.

(11) Includes 27,342 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

(12) Includes 367,632 shares purchasable under stock options that are currently exercisable or that will become exercisable within sixty days of March 31, 1998.

PRINCIPAL STOCKHOLDERS

    The following table sets forth information with respect to the only person, other than directors and executive officers, who beneficially owned (to the Company's knowledge) more than 5% of the Common Stock of Cornerstone as of March 31, 1998.

                                                                        AMOUNT AND
                                                                         NATURE OF
NAME AND ADDRESS                                                        BENEFICIAL   PERCENT OF
OF BENEFICIAL OWNER                                                      OWNERSHIP      CLASS
----------------------------------------------------------------------  -----------  -----------
Kopp Investment Advisers..............................................   1,472,339       19.20%
6600 France Avenue South, Suite 672
Edina, Minnesota 55435

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, except as further described below, there was compliance for the fiscal year ended December 31, 1997, with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners except that Kenneth E. Westrick, the Company's former Vice President and General Manager of Display Products filed one late report regarding a single transaction and E. David Crockett, the Chairman of the Company's Board of Directors, filed one late report regarding a single transaction.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the Company's four other highest-paid executive officers (the "Named Executives") (as determined as of the end of the last fiscal year) for services rendered in all capacities to the Company and its subsidiaries for the three fiscal years ended December 31, 1997. No executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1997 fiscal year have resigned or terminated employment during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                    AWARDS
                                                     ANNUAL COMPENSATION          -----------
                                             -----------------------------------  SECURITIES     ALL OTHER
                                                           SALARY                 UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION                  FISCAL YEAR   ($)(1)     BONUS($)    OPTIONS(#)      ($)(2)
-------------------------------------------  -----------  ---------  -----------  -----------  -------------
Thomas T. van Overbeek ....................        1997     250,000      50,000            0         1,000
  President, Chief Executive Officer and           1996     250,000      50,000      100,000         1,000
  Director                                         1995     212,500      80,000       50,000         1,000

John Finegan ..............................        1997     186,146      40,000            0         1,000
  Chief Financial Officer, Chief Operation         1996     145,000      40,000       50,000         1,000
  Officer, Secretary and Director                  1995     131,125      59,000            0         1,000

Johannes P. Schmidt .......................        1997     165,000      45,000            0         1,000
  Chief Technical Officer                          1996     145,000      35,000      115,000         1,000
                                                   1995     119,167      50,000       25,000         1,000

Kimra Hawley ..............................        1997     165,000      45,000            0         1,000
  Vice President and General Manager of            1996     150,000      35,000       70,000         1,000
  Software Division                                1995     140,333      54,000            0         1,000

George Yule ...............................        1997     172,208      25,000       40,000         1,000
  Vice President, and General Manager of           1996     140,000      40,000       30,000         1,000
  Display Division                                 1995     127,700      56,350       15,000         1,000

------------------------

(1) Includes salary deferred under the Company's 401(k) Plan.

(2) All other compensation consists of a matching contribution to the Company's 401(k) Plan.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options made under the Company's 1993 Stock Option/Stock Issuance Plan for the 1997 fiscal year to the named executive officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                                 VALUE
                                                  INDIVIDUAL GRANTS                        AT ASSUMED ANNUAL
                               --------------------------------------------------------          RATES
                                 NUMBER OF                                                   OF STOCK PRICE
                                SECURITIES      % OF TOTAL                                    APPRECIATION
                                UNDERLYING    OPTIONS GRANTED   EXERCISE                    FOR OPTION TERM
                                  OPTIONS     TO EMPLOYEES IN   PRICE PER   EXPIRATION   ----------------------
NAME                           GRANTED(#)(1)    FISCAL YEAR    SHARE($)(2)     DATE      5%($)(3)    10%($)(3)
-----------------------------  -------------  ---------------  -----------  -----------  ---------  -----------
Thomas T. van Overbeek.......            0                                                       0           0

John Finegan.................       30,000             2.8%         7.875      2/14/07     148,576     376,522
                                    30,000             2.8          5.000     11/13/07      94,334     239,061

Johannes P. Schmidt..........       30,000             2.8          7.875      2/14/07     148,576     376,522
                                    70,000             6.6          5.000     11/13/07     220,113     557,810

Kimra Hawley.................       74,000             6.9          7.875      2/14/07     336,488     928,753
                                    70,000             6.6          5.000     11/13/07     220,113     557,810

George Yule..................       40,000             3.7          7.875      2/14/07     198,102     502,029

------------------------

(1) The options listed in the table were granted under the 1993 Stock Option/Stock Issuance Plan. For a complete description of the 1993 Plan, see Proposal 2. All of the options granted on February 14, 1997 become exercisable as follows: 25% upon the completion of each of the first and second years of service measured from the vesting date, and an additional 6.25% upon the completion of each full calendar quarter elapsed thereafter, until the option is fully vested upon the completion of the fourth year of service from the vesting date. All of the options granted on November 13, 1997 become exercisable as follows: 40% upon the completion of each of the first year of service measured from the vesting date, and an additional 5% upon the completion of each full calendar quarter elapsed thereafter, until the option is fully vested upon the completion of the fourth year of service from the vesting date. The options were granted and began vesting on the date 10 years before the expiration date set forth in the table. Each option will become exercisable and then terminate in the event the Company is acquired by a merger or in the event of a liquidation or acquisition of the Company, except that the option does not terminate if it is assumed by the acquiring entity. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) The exercise price of each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state tax liability incurred in connection with such exercise. The optionee may be permitted, subject to the approval of the plan administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability. The plan administrator also has the authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the fair market value of the option shares on the regrant date.

(3) The five percent (5%) and ten percent (10%) assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the executive officers named on the Summary Compensation Table concerning the exercise of options during the 1997 fiscal year and unexercised options held as of the end of the 1997 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS
                                 SHARES                          YEAR-END(#)           AT FISCAL YEAR-END($)(2)
                               ACQUIRED ON      VALUE     --------------------------  --------------------------
NAME                           EXERCISE(#)   REALIZED($)(1) EXERCISABLE(3) UNEXERCISABLE EXERCISABLE(3) UNEXERCISABLE
----------------------------  -------------  -----------  -------------  -----------  -----------  -------------
Thomas T. van Overbeek......            0             0        78,125        46,875            0             0
John Finegan................            0             0        29,687        92,813            0         1,800
Johannes P. Schmidt.........            0             0        44,375       170,625            0         4,200
Kimra Hawley................            0             0        35,233       183,767            0         4,200
George Yule.................        5,000        16,750        15,468        54,532            0             0

------------------------

(1) Based on the fair market value of the shares on the exercise date less the exercise price paid for the shares.

(2) Based on the fair market value of the shares on the last day of the fiscal year ($5.06 per share) less the exercise price payable for such shares.

(3) Includes shares that, upon exercise, are subject to repurchase by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

    The following is the Report of the Compensation Committee of the Board of Directors, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 1997.

PURPOSE OF THE COMPENSATION COMMITTEE

    The Committee is responsible for determining compensation levels for the executive officers for each fiscal year based upon a consistent set of policies and procedures.

COMMITTEE STRUCTURE

    The Committee is made up of two independent, non-employee members of the Board of Directors who meet during the first quarter of each fiscal year to set executive officer salaries, and as needed thereafter. No prior or current member of the Committee has any interlocking relationships as defined by the SEC.

OBJECTIVES OF THE COMPENSATION PROGRAM

    The objectives of the compensation program are: (1) to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and
(3) to reward outstanding individual performance that contributes to the long-term success of the Company.

ELEMENTS OF COMPENSATION

    Each executive officer's compensation package is comprised of three elements: (1) base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group,
(2) annual bonus plan compensation payable in cash and tied to the achievement of financial performance goals established by the Committee, and (3) long-term stock-based incentive compensation which emphasizes a focus on Company growth and increased stockholder value.

BASE COMPENSATION

    The base compensation for each executive officer is determined using an analysis of competitive salary ranges provided by an independent public accounting firm which focuses on companies similar in size and business who compete with Cornerstone in the recruitment and retention of senior personnel. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that the Company would use in a comparison of stockholder returns. Therefore, the compensation comparison group is not the same as the industry group in the index used in the PERFORMANCE GRAPH, below.

    The Committee considers specifically the following factors in determining base compensation: (1) a comparison of the Company's growth and financial performance relative to the performance of competitors, (2) salary levels for comparable positions in the compensation comparison group and (3) each executive's responsibility level and financial and strategic objectives for the subsequent year. The Committee believes that the current base compensation for executive officers is at the low end of the companies in the compensation comparison group with which the Company competes for talent.

ANNUAL BONUS PLAN COMPENSATION

    The Company's annual bonus plan provides for incentive bonus compensation to all officers and a number of key employees based on the achievement of specific corporate performance targets established at the beginning of the fiscal year relating to revenues and operating profits. For fiscal year 1997, a bonus range was established such that achievement of planned revenue and operating profits would result in a specified bonus level. For performance levels over plan, the bonus compensation amount would increase proportionately. For fiscal year 1997, revenue and operating profits were below established targets. The Committee concluded that based on the return to profitability after significant first quarter losses, the executive officers' performances warrant the bonus compensation for 1997 as reflected in the SUMMARY COMPENSATION TABLE above.

    The Company's incentive bonus compensation structure was reviewed and revised for fiscal year 1997 to include specific corporate performance targets relating to revenues and net profits as well as specific individual performance objectives.

LONG-TERM STOCK-BASED INCENTIVE COMPENSATION

    Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a four year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the four year vesting period, and then only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer, based on the aggregate exercise price, generally is set to a multiple of salary that the Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also takes into account comparable awards to individuals in similar positions in the industry as reflected in external surveys, the individual's potential for future responsibility and promotion over the option term and the individual's personal performance in recent periods. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate amount of equity incentive for that individual. The weight of these various factors will vary over time and with respect to each individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Mr. van Overbeek's base compensation for fiscal 1997 was established by the Board of Directors in 1994 and was increased by the Committee effective September 30, 1995. The Committee established Mr. van Overbeek's base salary adjustment based on an evaluation of his personal performance and the objective of having his base salary keep pace with salaries being paid to similarly situated chief executive officers. Further, the Committee intends base salary to provide Mr. van Overbeek with a level of stability and certainty each year and intends that this particular component of compensation not be affected to any significant degree by Company performance factors.

    The remaining components of Mr. van Overbeek's 1997 compensation, however, were dependent upon financial performance and provided no dollar guarantees. The incentive bonus compensation for Mr. van Overbeek for the 1997 fiscal year was initially dependent on the achievements of specific corporate performance targets established at the beginning of the fiscal year, as set forth above. While revenue and operating profits were below established targets, upon discretionary review by the Compensation Committee, Mr. van Overbeek was awarded his bonus listed in the SUMMARY COMPENSATION TABLE above, based on the Company's return to profitability in the fourth quarter, after a loss in the second quarter as well as achieving profitability in the Company's Software Division in the second half of fiscal 1997.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code, enacted in 1993, limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

    The Committee believes that option grants under the 1993 Plan are exempt from the deduction limit. Because it is unlikely that other compensation payable to any Company executive would exceed the deduction limit in the near future, the Committee has not yet considered whether it will seek to qualify compensation other than options for the performance-based exception or will prohibit the payment of compensation that would exceed the deduction limit. However, in approving the amount and form of compensation for Company executives, the Committee will continue to consider all elements of cost to the Company of providing that compensation.

    Submitted by the Compensation Committee of the Company's Board of Directors:

                          E. DAVID CROCKETT, CHAIRMAN
                               DANIEL D. TOMPKINS

                        COMPARISON OF STOCKHOLDER RETURN

    This graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) of the Company's Common Stock price with the cumulative total returns of the S&P Midcap 400 Index and the S&P High Technology Composite Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CORNERSTONE       TECHNOLOGY-       S&P MIDCAP

                 IMAGING INC               500       400 INDEX
9Sep93                  $100              $100            $100
Dec93                   $134              $107            $104
Dec94                   $139              $125            $100
Dec95                   $132              $180            $131
Dec96                    $66              $255            $157
Dec97                    $46              $321            $207

------------------------

(1) The graph covers the period from September 9, 1993, the date the Company's initial public offering commenced, through the fiscal year ended December 31, 1997.

(2) The graph assumes that $100 was invested on September 9, 1993, in the Company's Common Stock and on August 31, 1993, in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(4) The performance graph and all of the material in the Compensation Committee Report is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

    On April 10, 1997, Mr. van Overbeek, President and Chief Executive Officer of the Company, received a loan from the Company of $276,000. The loan has an interest rate of 8.25% per annum and a two year term and is secured by certain of Mr. van Overbeek's personal assets. At February 28, 1998, the total amount owed by Mr. van Overbeek, including principal and interest amounts, was $296,872.50.

                                 ANNUAL REPORT

    A copy of the Annual Report of the Company for the fiscal year ended December 31, 1997, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

    The Company filed an Annual Report on Form 10-K with the SEC. Stockholders may obtain a copy of this report, without charge, by writing to Mr. John Finegan, Secretary, at the Company's executive offices at 1710 Fortune Drive, San Jose, California 95131.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

                                          THE BOARD OF DIRECTORS
                                          OF CORNERSTONE IMAGING, INC.

April 24, 1998
San Jose, California

                           CORNERSTONE IMAGING, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN


                      (AS ADOPTED EFFECTIVE JULY 1, 1998)

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
SECTION 1.  PURPOSE OF THE PLAN...............................................1

SECTION 2.  ADMINISTRATION OF THE PLAN........................................1
     (a) Committee Composition................................................1
     (b) Committee Responsibilities...........................................1

SECTION 3.  ENROLLMENT AND PARTICIPATION......................................1
     (a) Offering Periods.....................................................1
     (b) Accumulation Periods.................................................1
     (c) Enrollment...........................................................1
     (d) Duration of Participation............................................1
     (e) Applicable Offering Period...........................................2

SECTION 4.  EMPLOYEE CONTRIBUTIONS............................................2
     (a) Frequency of Payroll Deductions......................................2
     (b) Amount of Payroll Deductions.........................................2
     (c) Changing Withholding Rate............................................2
     (d) Discontinuing Payroll Deductions.....................................3
     (e) Limit on Number of Elections.........................................3

SECTION 5.  WITHDRAWAL FROM THE PLAN..........................................3
     (a) Withdrawal...........................................................3
     (b) Re-Enrollment After Withdrawal.......................................3

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.......................................3
     (a) Termination of Employment............................................3
     (b) Leave of Absence.....................................................3
     (c) Death................................................................3

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES..............................4
     (a) Plan Accounts........................................................4
     (b) Purchase Price.......................................................4
     (c) Number of Shares Purchased...........................................4
     (d) Available Shares Insufficient........................................4
     (e) Issuance of Stock....................................................4
     (f) Unused Cash Balances.................................................5
     (g) Stockholder Approval.................................................5

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP....................................5
     (a) Five Percent Limit...................................................5


                                       i


     (b) Dollar Limit.........................................................5

SECTION 9.  RIGHTS NOT TRANSFERABLE...........................................6

SECTION 10. NO RIGHTS AS AN EMPLOYEE..........................................6

SECTION 11. NO RIGHTS AS A STOCKHOLDER........................................6

SECTION 12. SECURITIES LAW REQUIREMENTS.......................................7

SECTION 13. STOCK OFFERED UNDER THE PLAN......................................7
     (a) Authorized Shares....................................................7
     (b) Anti-Dilution Adjustments............................................7
     (c) Reorganizations......................................................7

SECTION 14. AMENDMENT OR DISCONTINUANCE.......................................7

SECTION 15. DEFINITIONS.......................................................8
     (a) Accumulation Period..................................................8
     (b) Board................................................................8
     (c) Code.................................................................8
     (d) Committee............................................................8
     (e) Company..............................................................8
     (f) Compensation.........................................................8
     (g) Corporate Reorganization.............................................8
     (h) Eligible Employee....................................................8
     (i) Exchange Act.........................................................9
     (j) Fair Market Value....................................................9
     (k) Offering Period......................................................9
     (l) Participant..........................................................9
     (m) Participating Company................................................9
     (n) Plan.................................................................9
     (o) Plan Account.........................................................9
     (p) Purchase Price.......................................................9
     (q) Stock................................................................9
     (r) Subsidiary...........................................................9

SECTION 15. EXECUTION........................................................10


                           CORNERSTONE IMAGING, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN


SECTION 1.  PURPOSE OF THE PLAN.

     The Plan was adopted by the Board on March 25, 1998, effective as of July 1, 1998. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.  ADMINISTRATION OF THE PLAN.

     (a) COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     (b) COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3.  ENROLLMENT AND PARTICIPATION.

     (a) OFFERING PERIODS. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1.

     (b)  ACCUMULATION PERIODS.  While the Plan is in effect, two
Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1.

     (c) ENROLLMENT. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 10 days prior to the commencement of such Offering Period.

     (d) DURATION OF PARTICIPATION. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under

Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

     (e) APPLICABLE OFFERING PERIOD. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

          (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or
     (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or
     (iii) below.

          (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

          (iii) Any other provision of the Plan notwithstanding, the Company (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

          (iv) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4.  EMPLOYEE CONTRIBUTIONS.

     (a) FREQUENCY OF PAYROLL DEDUCTIONS. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

     (b) AMOUNT OF PAYROLL DEDUCTIONS. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10%.

     (c) CHANGING WITHHOLDING RATE. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10%.

     (d) DISCONTINUING PAYROLL DEDUCTIONS. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     (e) LIMIT ON NUMBER OF ELECTIONS. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period.

SECTION 5.  WITHDRAWAL FROM THE PLAN.

     (a) WITHDRAWAL. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     (b) RE-ENROLLMENT AFTER WITHDRAWAL. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

     (a) TERMINATION OF EMPLOYMENT. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

     (b) LEAVE OF ABSENCE. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another BONA FIDE leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c) DEATH. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) PLAN ACCOUNTS. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     (b) PURCHASE PRICE. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

           (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

          (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)).

     (c) NUMBER OF SHARES PURCHASED. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection
(c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

     (d) AVAILABLE SHARES INSUFFICIENT. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e) ISSUANCE OF STOCK. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     (f) UNUSED CASH BALANCES. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

     (g) STOCKHOLDER APPROVAL. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

     (a) FIVE PERCENT LIMIT. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

           (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

          (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

         (iii) Each Participant shall be deemed to have the right to purchase 1,000 shares of Stock under this Plan with respect to each Accumulation Period.

     (b) DOLLAR LIMIT. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

           (i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

          (ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to

     (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

         (iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.  RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.  NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.  NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

SECTION 12.  SECURITIES LAW REQUIREMENTS.

     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 13.  STOCK OFFERED UNDER THE PLAN.

     (a) AUTHORIZED SHARES. The number of shares of Stock available to all Participants for purchase under the Plan with respect to any Accumulation Period shall be 50,000, subject to adjustment pursuant to this Section 13. If fewer than 50,000 shares of Stock are purchased during an Accumulation Period, the unused shares shall not be available during any subsequent Accumulation Period. The aggregate number of shares of Stock available to all Participants for purchase during the life of the Plan shall be 100,000, subject to adjustment pursuant to this Section 13.

     (b) ANTI-DILUTION ADJUSTMENTS. The number of shares of Stock available to all Participants with respect to any Accumulation Period or during the life of the Plan, the 1,000-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     (c) REORGANIZATIONS. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.  AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 15.  DEFINITIONS.

     (a) "ACCUMULATION PERIOD" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

     (b) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d)  "COMMITTEE" means a committee of the Board, as described in Section 2.

     (e)  "COMPANY" means Cornerstone Imaging, Inc., a Delaware corporation.

     (f) "COMPENSATION" means (i) the base salary or wage paid in cash to a Participant by a Participating Company plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude bonuses, incentive compensation, commissions, overtime pay, shift premiums, all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (g)  "CORPORATE REORGANIZATION" means:

           (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     (h) "ELIGIBLE EMPLOYEE" means any employee of a Participating Company who meets both of the following requirements:

           (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

          (ii) He or she has been an employee of a Participating Company for not less than 30 consecutive days.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (i)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (j) "FAIR MARKET VALUE" means the market price of Stock, determined by the Committee as follows:

           (i) If the Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

          (ii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

         (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (k) "OFFERING PERIOD" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

     (l) "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

     (m) "PARTICIPATING COMPANY" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

     (n) "PLAN" means this Cornerstone Imaging, Inc. 1998 Employee Stock Purchase Plan, as it may be amended from time to time.

     (o) "PLAN ACCOUNT" means the account established for each Participant pursuant to Section 7(a).

     (p) "PURCHASE PRICE" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

     (q)  "STOCK" means the Common Stock of the Company.

     (r) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 16.  EXECUTION.

     To record the adoption of the Plan by the Board on March 25, 1998, the Company has caused its authorized officer to execute the same.

                                       CORNERSTONE IMAGING, INC.



                                       By:
                                          ------------------------------------
                                       Title:
                                          ------------------------------------

                           CORNERSTONE IMAGING, INC.
                     1993 STOCK OPTION/STOCK ISSUANCE PLAN

                   (Amended and Restated as of June 3, 1998)

                                  ARTICLE ONE
                                    GENERAL

  I.  PURPOSE OF THE PLAN

      A. This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Cornerstone Imaging, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

      B. The Plan became effective on September 8, 1993, the first date on which the shares of the Corporation's common stock were registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the IPO Effective Date.

      C. This Plan serves as the successor to the Corporation's existing Employee Stock Option Plan and Key Employee Stock Purchase Plan (the "Predecessor Plans"), and no further option grants or share issuances shall be made under the Predecessor Plans from and after the IPO Effective Date. All outstanding stock options and unvested share issuances under the Predecessor Plans on the IPO Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options and unvested share issuances under this Plan. However, each outstanding option grant and unvested share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant or issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder. All unvested shares of the Corporation's common stock outstanding under the Predecessor Plans on the IPO Effective Date shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or modify the rights or obligations of the holders of such unvested shares.

  II. DEFINITIONS

      For purposes of the Plan, the following definitions shall be in effect:

      BOARD:  the Corporation's Board of Directors.

      CODE:  the Internal Revenue Code of 1986, as amended.

      COMMON STOCK:  shares of the Corporation's common stock.

      CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

          a. the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

          b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

      CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

      EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

      FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing price per share on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no reported closing price for the Common Stock on the date in question, then the closing price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

      HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

          a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

          b. more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

      OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant Program or the Automatic Option Grant Program.

      PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

      PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

      TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

         B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

             Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    III. STRUCTURE OF THE PLAN

         A. STOCK PROGRAMS. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, (i) each individual who first joins the Board as a non-employee director on or after November 5, 1993 will receive an option grant at that time and (ii) each non-employee director will receive an annual option grant to purchase shares of Common Stock, both in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

         B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

    IV.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered in accordance with the following standards:

         A. The Board shall appoint a committee consisting of not less than two (2) non-employee Board members to administer the Discretionary Option Grant and Stock Issuance Programs of the Plan, including (without limitation) the power to grant options under the Discretionary Option Grant Program and approve stock issuances under the Stock Issuance Program, the power to accelerate the exercisability of options granted under the Discretionary Option Grant Program and the vesting of shares issued under the Stock Issuance Program and the power to administer the option surrender provisions of the Discretionary Option Grant Program. This committee shall function as the "Primary Committee" under the Plan and shall have sole and exclusive authority to grant stock options to officers of the Corporation who are Board members. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, within the relevant period designated below, received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation) other than pursuant to the Automatic Option Grant
Program:

             (1) for each of the initial members of the Primary Committee, the period commencing with the IPO Effective Date and ending with the date of his or her appointment to the Primary Committee, or

             (2)  for any successor or substitute member, the twelve
(12)-month period immediately preceding the date of his or her appointment to the Primary Committee or (if shorter) the period commencing with the IPO Effective Date and ending with the date of his or her appointment to the Primary Committee.

         B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to the officers of the Corporation who are not Board members and all other key employees eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or in a secondary committee of two (2) or more Board members appointed by the Board, or the Board may retain the power to administer the Plan with respect to all individuals who are not Board members. Should a secondary committee be appointed, the membership may include Board members who are employees of the Corporation eligible to receive option grants or stock issuances under this Plan or under any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation).

         C. Members of the Primary Committee or any secondary committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time.

         D. The term "Plan Administrator" as used from time to time in this plan document shall mean the particular entity, whether the Primary Committee or any secondary committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to those individuals.

         E. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Programs or any outstanding option or share issuance thereunder.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

    V.   ELIGIBILITY FOR OPTION GRANTS AND STOCK ISSUANCES

         A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four shall be limited to the following:

             (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

             (ii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

         B. The non-employee members of the Board, other than members of the Primary Committee, shall be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. No member of the Primary Committee shall be eligible to participate in the Discretionary Option Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations). Non-employee members of the Board, including members of the Primary Committee, shall be eligible to receive automatic option grants pursuant to the provisions of Article Three.

         C. The Plan Administrator shall have full authority, within the scope of its administrative functions under the Plan, to determine, (I) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (II), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

    VI.  STOCK SUBJECT TO THE PLAN

         A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,674,852(1) shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. In no event may any one individual participating in the Plan acquire shares of Common Stock under the Plan in excess of 500,000 shares of Common Stock in the aggregate over the term of the Plan. For purposes of this limitation, any option grants or stock awards made prior to January 1, 1996 will not be taken into account.

         B. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two and all share issuances under the Plan (including unvested share issuances under the Predecessor Plans which have been incorporated into this
Plan), whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the option price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

         C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the

--------------------
1    Reflects (i) the 500,000-share increase authorized by the Board on
January 30, 1996, and approved by the stockholders at the 1996 Annual Stockholders' Meeting, (ii) the 400,000-share increase authorized by the Board on February 14, 1997, and approved by the stockholders at the 1997 Annual Stockholders' Meeting and (iii) the 200,000-share increase authorized by the Board on March 25, 1998, and approved by the stockholders at the 1998 Annual Stockholders' Meeting.

Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iii) the number and/or class of securities and price per share in effect under each outstanding option and
(iv) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Primary Committee shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM

       I.    TERMS AND CONDITIONS OF OPTIONS

             Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

             A.       OPTION PRICE.

                 (1) The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                            (i)    The option price per share of the Common
Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                            (ii)   The option price per share of the Common
Stock subject to a non-statutory stock option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                 (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                      - full payment in cash or check drawn to the Corporation's order;

                      - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                      - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                      - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

             For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

             B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

             C.  TERMINATION OF SERVICE.

                 (1) The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                  - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                  - Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the EARLIER of (i) the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate.

                  - Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                  - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the

Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                  - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

                 (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                 (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service (or death or Permanent Disability) from the limited period in effect under subparagraph
(1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

             D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

             E.  REPURCHASE RIGHTS.

             The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                 (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable

       (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                 (b) All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction.

                 (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

       II.   INCENTIVE OPTIONS

             The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as non-statutory options when issued under the Plan shall NOT be subject to such terms and conditions.

             A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

             B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

            Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

    III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. In the event of any Corporate Transaction or Change in Control, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, respectively, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

            B. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

            C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

            D. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            E. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

      IV.   CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an

Incentive Option or (iii) one hundred and ten percent (110%) of such Fair Market Value in the case of an Incentive Option granted to a 10% Stockholder.

      V.    STOCK APPRECIATION RIGHTS

            A. Provided and only if the Primary Committee determines in its discretion to implement the stock appreciation right provisions of this
Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Primary Committee may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

             B. No surrender of an option shall be effective hereunder unless it is approved by the Primary Committee. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Primary Committee shall in its sole discretion deem appropriate.

             C. If the surrender of an option is rejected by the Primary Committee, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

             D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Primary Committee's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate option price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Primary Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

             E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent option grant under the Plan.

                                 ARTICLE THREE

                        AUTOMATIC OPTION GRANT PROGRAM

     I.   ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the individuals who are first elected or appointed as non-employee Board members on or after November 5, 1993, whether through appointment by the Board or election by the Corporation's stockholders, and each individual who serves as a non-employee Board member thereafter. In no event, however, shall a non-employee Board member be eligible to participate in the Automatic Option Grant Program if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation). Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

    II.   TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. GRANT DATES. Option grants will be made under this Article Three on the dates specified below:

             (i) Each Eligible Director who first becomes a non-employee Board member at any time after November 5, 1993, whether through election at an Annual Stockholders' Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Three.

            (ii) Each Eligible Director who is serving as a nonemployee Board member on November 5, 1993 shall automatically be granted, on such date, a non-statutory stock option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Three.

           (iii) On the date of each Annual Stockholders' Meeting, beginning with the 1995 Annual Stockholders' Meeting, each Eligible Director who is at the time serving as a non-employee member of the Board shall automatically be granted at that meeting, whether or not such individual is standing for re-election as a Board Member at that particular meeting, a non-statutory stock option under the Plan to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such meeting.

   The 10,000-share limitation on the initial automatic option grants and the 2,500-share limitation on the subsequent automatic option grants to be made to each Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph VI.C of Article One.

       B. OPTION PRICE. The option price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

       C. PAYMENT.

   The option price shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check drawn to the Corporation's order;

         (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

        (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

         (iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

   For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is used for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

       D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

       E. EXERCISABILITY. Each 10,000-share initial automatic grant shall become exercisable in a series of four (4) equal and successive annual installments over the Optionee's period of service on the Board, with the first such installment to become exercisable one year after the automatic grant date. Each 2,500-share subsequent automatic grant shall become exercisable in full on the fourth (4th) anniversary of the automatic grant date, provided the Optionee remains in service on the Board. The exercisability of each automatic grant outstanding under this Article Three shall be accelerated as provided in
Section II.G and Section III of this Article Three.

       F. NON-TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

       G. EFFECT OF TERMINATION OF BOARD MEMBERSHIP.

          1. Should the Optionee cease to serve as a Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then such individual shall have a three (3)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

          2. Should the Optionee die within three (3) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

          3. Should the Optionee die while serving as a Board member, then any automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death shall have a twelve (12)-month period following the date of the Optionee's cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock subject to that option at the time of such death, provided the option has been outstanding for at least one (1) year at the time of death.

          4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

       H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the option price for the purchased shares.

       I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Director Automatic Grant Agreement attached as Exhibit A.

   III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. In the event of any Corporate Transaction and in connection with any Change in Control of the Corporation, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, as applicable, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

        B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender each option held by him or her under this Article Three to the Corporation, to the extent such option has been outstanding for a period of at least six (6) months to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over
(ii) the aggregate option price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

        C. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

        D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   IV. AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

          The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                 ARTICLE FOUR

                            STOCK ISSUANCE PROGRAM

   I. TERMS AND CONDITIONS OF STOCK ISSUANCES

               Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

       A. CONSIDERATION.

            1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                     (i)  cash or check drawn to the Corporation's order;

                    (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                   (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

            2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

            3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to, or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

       B. VESTING PROVISIONS.

            1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

           (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii)  the number of installments in which the shares are to vest,

         (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

            2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Plan, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

            4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL

          Upon the occurrence of any Corporate Transaction or Change in Control, all unvested shares of Common Stock at the time outstanding under the Stock Issuance Program shall immediately vest in full.

    III. TRANSFER RESTRICTIONS/SHARE ESCROW

       A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED ____________, 199____, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

       B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                 ARTICLE FIVE

                                 MISCELLANEOUS

     I. LOANS OR INSTALLMENT PAYMENTS

        A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer or director of the Corporation, but not an Optionee who is a member of the Primary Committee) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal and state income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

        B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

   II. AMENDMENT OF THE PLAN AND AWARDS

       A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under
Section VI.C of Article One, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

        B. (i) Options to purchase shares of Common Stock may be granted under the Plan and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan.
If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

   III. TAX WITHHOLDING

        A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

        B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of non-statutory options granted under the Discretionary Option Grant Program or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

            1. STOCK WITHHOLDING: The holder of the non-statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

            2. STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     IV. EFFECTIVE DATE AND TERM OF PLAN

         A. The Plan was adopted by the Board on August 11, 1993 as the successor to the Predecessor Plans and was approved by Cornerstone Technology, Inc., the sole stockholder of the Corporation, on September 1, 1993. The Plan became effective on September 8, 1993, the date on which the shares of the Corporation's common stock were first registered under Section 12(g) of the 1934 Act.

       B. Each stock option grant outstanding under the Predecessor Plans immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the Predecessor Plans on the Effective Date shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

       C. On February 2, 1994, the Board adopted a restatement of the Plan to
(i) increase the number of shares issuable thereunder by 400,000 shares and
(ii) impose a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights after December 31, 1993. The 1994 restatement was approved by the Corporation's stockholders at the 1994 Annual Stockholders' Meeting. On January 31, 1995, the Board approved an increase in the number of shares issuable under the Plan by 350,000 shares. The 1995 restatement was approved by the Corporation's stockholders at the 1995 Annual Stockholders' Meeting. On January 30, 1996, the Board approved (i) an increase in the number of shares issuable under the Plan by 500,000 shares and
(ii) a 500,000-share limitation on the maximum number of shares that any Optionee or Participant may receive in the aggregate over the term of the Plan, exclusive of option grants or stock awards made prior to January 1, 1996. The 1996 restatement was approved by the Corporation's stockholders at the 1996 Annual Stockholders' Meeting. On February 14, 1997, the Board approved an increase in the number of shares issuable under the Plan by 400,000 shares. The 1997 restatement was approved by the Corporation's stockholders at the 1997 Annual Stockholders' Meeting. On March 25, 1998, the Board approved an increase in the number of shares issuable under the Plan by 200,000 shares. The 1998 restatement was approved by the Corporation's stockholders at the 1998 Annual Stockholders' Meeting.

       D. The option/vesting acceleration provisions of Section III of Article Two and Section III of Article Three and Section II of Article Four relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options or unvested share issuances which are outstanding under the Predecessor Plans on the Effective Date but which do not otherwise provide for such acceleration.

       E. The Plan shall terminate upon the EARLIER of (i) August 10, 2003 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

     V. USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

    VI. REGULATORY APPROVALS

        A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

   VII. NO EMPLOYMENT/SERVICE RIGHTS

   Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or Service at any time and for any reason, with or without cause.

  VIII. MISCELLANEOUS PROVISIONS

        A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

        B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                           CORNERSTONE IMAGING, INC.
                                    PROXY
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 3, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints THOMAS T. VAN OVERBEEK and JOHN FINEGAN and each or either of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of CORNERSTONE IMAGING, INC., held of record by the undersigned on April 14, 1998, at the Annual Meeting of Stockholders of Cornerstone Imaging, Inc. to be held June 3, 1998, or at any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1, 2, 3 AND
4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 IF NO SPECIFICATION IS MADE.

------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS
    / /1 FOR all nominees        / /2                 WITHHOLD AUTHORITY

    / /3 EXCEPTIONS
         listed below           to vote for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and strike a line through the nominee's name in the list below:

             James Crawford III         Stephen J. Sheafor
             E. David Crockett          Bruce Silver
             Thomas T. van Overbeek     Daniel D. Tompkins
             John Finegan

2. To approve an amendment to the Company's 1993 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock for issuance thereunder by 200,000 shares to 2,674,852 shares.

    / /4 FOR    / /5 AGAINST   / /6 ABSTAIN

3.  To approve the Company's 1998 Employee Stock Purchase Plan.

    / /7 FOR    / /8 AGAINST   / /9 ABSTAIN

4. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company.

    / /10 FOR  / /11 AGAINST  / /12 ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

     Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   DATED:__________________________, 1998

Signature     _____________________________________________________________

              _____________________________________________________________
              (Additional signature if held jointly)

 PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.